HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

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Supplement dated November 8, 2016 to your Prospectus

SUB-ADVISER CHANGE

CALVERT INCOME FUND – CLASS A

On October 20, 2016, Calvert Investment Management, Inc. (“Calvert”) the current Investment Adviser to the Fund, and its indirect parent company, Ameritas Holding Company, entered into an Asset Purchase Agreement (the “Agreement”) with Eaton Vance Management, a newly formed subsidiary of Eaton Vance to operate as Calvert Research and Management (“New Calvert”), and other parties, pursuant to which New Calvert has agreed to acquire, subject to the terms and conditions set forth in the Agreement, the business of Calvert (the “Transaction”).  Completion of the Transaction is subject to Calvert Fund shareholder approvals of new investment advisory agreements with New Calvert, among other conditions, and is currently expected to occur by the end of 2016 or early 2017.

The closing of the Transaction (the “Closing”) will result in a change of control of Calvert and pursuant to the Investment Company Act of 1940, as amended, the automatic termination of the current investment advisory agreement.

After careful consideration, the Board of Directors, has unanimously approved, a new investment advisory agreement with New Calvert.  Subject to Shareholder approval of a new investment advisory agreement, and effective upon the Closing, in the section entitled “The Funds”, under the Investment Objective Table, the information for the Fund’s Sub-Account is deleted and replaced as follows:

Sub-Account	Investment Objective Summary	Investment Adviser/Sub-Adviser
RETAIL MUTUAL FUNDS:
Calvert Income Fund – Class A	Seeks to maximize income, to the extent consistent with preservation of capital, through investment in bonds and income producing securities.	Calvert Research and Management

If approved by the Shareholders, upon the Closing, all references to Calvert Investment Management, Inc. in your Prospectus for the Fund’s Sub-Account is deleted and replaced with Calvert Research and Management.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.